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                      ING VP EMERGING MARKETS FUND, INC.
                         ING VP Emerging Markets Fund

                      Supplement dated December 15, 2005
       to the Prospectus and Statement of Additional Information ("SAI")
                           each dated April 29, 2005


    On November 10, 2005, the shareholders of ING VP Emerging Markets Fund approved the reorganization with and merger into ING JPMorgan Emerging Markets Equity Portfolio. The reorganization was completed on December 3, 2005. Accordingly, ING VP Emerging Markets Fund is no longer offering its shares. All references to ING VP Emerging Markets Fund in the Prospectus and SAI are hereby deleted.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE